                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 30, 2002





                              PANERA BREAD COMPANY


             (Exact name of registrant as specified in its charter)

               DELAWARE                           000-19253                             04-2723701
   (State or Other Jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
            Incorporation)


                 6710 CLAYTON ROAD                                 63117
                RICHMOND HEIGHTS, MO                             (Zip Code)
      (Address of principal executive offices)

                                  314-633-7100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated May 30, 2002, announcing their first quarter 2002 earnings.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PANERA BREAD COMPANY



                                        By:     /s/ William W. Moreton
                                            ------------------------------------
                                            Name:   William W. Moreton
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date: May 30, 2002

EXHIBIT INDEX

   Exhibit No.                               Exhibit

      99.1 Panera Press Release, dated May 30, 2002, regarding first quarter 2002 earnings.